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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)       May 1, 1997
                                                         -----------------------
                                  Owens Corning
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             (Exact name of Registrant as specified in its charter)

        Delaware                    1-3660                   34-4323452
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     (State or other           (Commission File            (I.R.S. Employer
     jurisdiction of                Number)                 Identification
      incorporation)                                        No.)

           Owens Corning World Headquarters, Toledo, Ohio 43659
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             (Address of principal executive offices)    (Zip Code)

         Registrant's telephone number, including area code (419) 248-8000
                                                            --------------------

                                      None
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         (Former name or former address, if changed since last report.)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

The following items are filed with reference to the Registration Statement, as amended, on Form S-3 (Reg. No. 333-24501), of Owens Corning, Owens Corning Capital II and Owens Corning Capital III:

 Exhibit Number by Reference to
 Item 601 of Regulation S-K              Description
 --------------------------              -----------

 1.1 Distribution Agreement, dated May 1, 1997, in connection with offers and sales of medium-term notes of Owens Corning.

 4.5.1 Indenture, dated as of May 5, 1997, between Owens Corning and The Bank of New York, as Trustee.

 4.5.3(a)                                Form of fixed rate medium-term
                                         note.

 4.5.3(b)                                Form of floating rate medium
                                         term note.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               OWENS CORNING

  May 14, 1997                 By: /s/ Michael I. Miller
----------------------            --------------------------------
   (Date)                           Name: Michael I. Miller
                                    Title: Vice President & Treasurer


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                                  EXHIBIT INDEX
                                  -------------

       Exhibit                 Description
       -------                 -----------

       1.1 Distribution Agreement, dated May 1, 1997, in connection with offers and sales of medium-term notes of Owens Corning.

       4.5.1 Indenture, dated as of May 5, 1997, between Owens Corning and The Bank of New York, as Trustee.

       4.5.3(a)                Form of fixed rate medium-term note.

       4.5.3(b)                Form of floating rate medium-term note.


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